OPPENHEIMER MULTIPLE STRATEGIES FUND
                Supplement dated August 21, 1998 to the
                        Prospectus dated January 23, 1998

The Prospectus is changed as follows:

1. The supplement dated May 15, 1998 to the Prospectus dated January 23, 1998 is deleted and replaced with this supplement.

2. Footnote number 1 under the table entitled "Shareholder Transaction Expenses" on page 3 is modified to read as follows:

    (1) If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans" as defined in "Class A Contingent Deferred Sales Charge" on page 33) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares -- Buying Class A Shares," below.

3. The third sentence under the caption "A Brief Overview of the Fund -- Who Manages the Fund?" on page 6 is replaced with the following:

     The Fund's portfolio managers, who are employed by the Manager and are primarily responsible for the selection of the Fund's securities, are Richard H. Rubinstein, David P. Negri, George Evans and Michael S. Levine.

4. The paragraph titled "Portfolio Manager" on page 22 is deleted and replaced with the following:

     o PORTFOLIO MANAGERS. The portfolio mangers of the Fund are Richard H. Rubinstein, David P. Negri, George Evans and Michael S. Levine. In August, 1998, Messrs. Negri, Evans and Levine joined Mr. Rubinstein as the persons primarily responsible for the day-to-day management of the Fund's portfolio, with Mr. Rubinstein having had this responsibility since June, 1990. Messrs. Rubinstein and Negri are Senior Vice Presidents of the Manager, and Messrs. Evans and Levine are Vice Presidents of the Manager. Each also serves as an officer and portfolio manager of other Oppenheimer funds.


                                 -1-                      (CONTINUED)

5. The second sentence of the paragraph entitled "Class A Shares" in the section entitled "How to Buy Shares-Classes of Shares" on page 28 is modified to read as follows:

    If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge, described below.

6. The first and second sentences of the third paragraph of the section entitled "Buying Class A Shares-Class A Contingent Deferred Sales Charge" on page 34 are modified to read as follows:

    If you redeem any Class A shares subject to the contingent deferred sales charge described above within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. (A different holding period may apply to shares purchased prior to June 1, 1998).

7. The second sentence of the fifth paragraph of the section entitled "Buying Class A Shares-Class A Contingent Deferred Sales Charge" on page 34 is modified to read as follows:

However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply. (A different holding period may apply to shares purchased prior to June 1, 1998).

8. The paragraph entitled "Special Arrangements With Dealers" on page 34 is hereby deleted.

9. The following sub-paragraphs of the section entitled "Waivers of Class A Sales Charges-Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions" on page 37 are deleted:

       o if, at the time of purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares

                                 -2-                      (CONTINUED)
    are redeemed within 18 months of purchase)

       o if, at the time of purchase of shares (if purchased during the period May 1, 1997 through December 31, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase)

10. The section captioned "Shareholder Transactions by Fax" under "Special Investor Services" on page 43 should be revised to read as follows:

     OPPENHEIMERFUNDS INTERNET WEB SITE. Information about the Fund, including your account balance, daily share prices, market and Fund portfolio information, may be obtained by visiting the OppenheimerFunds Internet Web Site, at the following Internet address: http://www.oppenheimerfunds.com. Additionally, certain account transactions may be requested by any shareholder listed in the registration on an account as well as by the dealer representative of record, through a special section of that Web Site. To access that section of the Web Site, you must first obtain a personal identification number ("PIN") by calling OppenheimerFunds PhoneLink at 1-800-533-3310. If you do not wish to have Internet account transactions capability for your account, please call our customer service representatives at 1-800-525-7048. To find out more information about Internet transactions and procedures, please visit the Web Site.


August 21, 1998                                               PS0240.014

                      OPPENHEIMER MULTIPLE STRATEGIES FUND
                   SUPPLEMENT DATED AUGUST 21, 1998 TO THE
          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 23, 1998

The Statement of Additional Information is changed as follows.

1. The Supplement dated May 15, 1998 to the Statement of Additional Information dated January 23, 1998 is deleted and replaced with this supplement.

2. The following is added after the  biography of Richard H.  Rubinstein on page
27:

      DAVID P. NEGRI, VICE PRESIDENT AND PORTFOLIO MANAGER; AGE: 44 Senior Vice President of the Manager (since May, 1998); previously Vice President of the Manager (June 1989 to May, 1998); an officer of other Oppenheimer funds.

      GEORGE EVANS, VICE PRESIDENT AND PORTFOLIO MANAGER; AGE: 39 Vice President of the Manager (since September 1990) and HarbourView Asset Management Corporation (since July 1994); an officer of other Oppenheimer funds.

      MICHAEL S. LEVINE, VICE PRESIDENT AND PORTFOLIO MANAGER; AGE: 33 Vice President of the Manager (since June 1998); previously an Assistant Vice President of the Manager (April 1996 to June 1998) and an Analyst for the Manager; formerly portfolio manager and research associate for Amas Securities, Inc., before which he was an analyst for Shearson Lehman Hutton Inc.

3. The text under the caption "Portfolio Management" on page 30 is deleted and replaced with the following:

     The portfolio mangers of the Fund are Richard H. Rubinstein, David P. Negri, George Evans and Michael S. Levine. In August, 1998, Messrs. Negri, Evans and Levine joined Mr. Rubinstein as the persons primarily responsible for the day-to-day management of the Fund's portfolio, with Mr. Rubinstein having had this responsibility since June, 1990. Messrs. Rubinstein and Negri are Senior Vice Presidents of the Manager, and Messrs. Evans and Levine are Vice Presidents of the Manager. Each also serves as an officer and portfolio manager of other Oppenheimer funds.

4. The third sentence of the fourth paragraph in the section entitled "How To Exchange Shares" on page 51 is revised to read as follows:

      However, if you redeem Class A shares of the Fund that were acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge within 18 months of the end of the calendar month of the purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). (A different holding period may apply to shares purchased prior to June 1,
      1998).

August 21, 1998                                                     PX0240.006